Investments	12 Months Ended
Dec. 31, 2021
Investments, Debt and Equity Securities [Abstract]
Investments	Investments
(a)     Available for sale investments

	December 31, 2021	December 31, 2020
	(in thousands)
Available for sale investments at start of year	$1,729	$49,628
Purchases	480	—
Sales and maturities	(497)	(47,902)
Realized gain on sale of short term investments	—	234
Unrealized capital loss – investments	—	(231)
Available for sale investments at end of year	$1,712	$1,729

The Company classifies its investment in short term investments as available for sale. Short term investments comprise highly liquid investments with maturities of greater than three months and minimum "A-" rated fixed term deposits. Short term investments at December 31, 2021 have an average maturity of 2.7 years compared to 3.4 years at December 31, 2020.

The following table represents our available for sale short term investments by major security type as of December 31, 2021:

			Maturity by period
	Cost Total	Fair Value Total	Less than 1 year	1 to 5 years
	(in millions)
Term deposits	$1.7	$1.7	$0.5	$1.2
Total ($ in millions)	$1.7	$1.7	$0.5	$1.2

The contractual maturity of certain investments in the portfolio is greater than 12 months; however, classification as short-term investments reflects the Company practice and intention in respect of these investments. The Company recognizes the unrealized losses at fair value in equity as these unrealized losses on short term investments have been considered as temporary.
(b)    Investments in equity - long termThe Company entered into subscription agreements with a number of funds. Capital totaling $16.9 million had been advanced under the terms of the subscription agreements at December 31, 2021 (December 31, 2020: $13.3 million). The Company determined that the interests in the funds meet the definition of equity securities without readily determinable fair values. The Company concluded that the interests held at December 31, 2021 qualify for the NAV practical expedient in ASC 820 'Fair value measurements and disclosures'. There was an increase in fair value of $3.2 million (December 31, 2020: $2.5 million) recognized in net income during the year bringing the carrying value of the subscriptions to $22.6 million at December 31, 2021 (December 31, 2020: $15.8 million). At December 31, 2021, the Company had committed to future investments of $17.4 million in respect of these funds.
(c)     Equity method investments

The Company has invested $4.9 million to obtain a 49% interest in the voting share capital of Oncacare. The Company’s investment in Oncacare is accounted for under the equity method due to the Company's ability to exercise significant influence over Oncacare that is considered to be greater than minor. The Company records its pro rata share of the earnings/losses of this investment in 'Share of equity method investments' in the Consolidated Statement of Operations. See additional details in note 2 - Significant accounting policies.

The majority investor has the right to sell the 51% majority voting share capital exclusively to the Company in an eighteen month period, commencing January 1, 2023 and ICON also has the right to acquire the 51% majority voting share capital from August 1, 2025.

The following table represents our equity method investments at December 31, 2021:

	Ownership Percentage	Carrying Value	Carrying Value
	December 31, 2021	December 31, 2021	December 31, 2020
		(in thousands)
Oncacare Limited	49%	$2,373	$4,534

The Company has recorded a loss of $2.2 million representing its pro rata share of the losses in Oncacare since December 31, 2020. From the date of initial investment to year ended December 31, 2020, the Company recorded a loss of $0.4 million. During the year ended December 31, 2021, the Company provided a loan of $10 million to Oncacare in order to fund the continued development of the business operations. The loan accrues annual interest at 1.6% and the loan is repayable on June 30, 2025. Oncacare continues to perform in line with expectations.